                                   SCHEDULE A
                                   ----------

Name of Separate Account
and Date Established by       Contracts Funded by
Board of Directors            Separate Account             Designated Portfolios
--------------------------------------------------------------------------------

Pruco Life of New Jersey      Discovery Select             T. Rowe Price International Series, Inc.
                                                           ----------------------------------------
Flexible Premium              Annuity Contract             - T. Rowe Price International Stock
Variable Annuity Account                                     Portfolio
est. May 20, 1996
                                                           T. Rowe Price Equity Series, Inc.
                                                           ---------------------------------
                                                           - T. Rowe Price Equity Income
                                                             Portfolio


Pruco Life of New Jersey      Discovery Choice             T. Rowe Price International Series, Inc.
                                                           ----------------------------------------
Flexible Premium              Annuity Contract             - T. Rowe Price International Stock
Variable Annuity Account                                     Portfolio
est. May 20, 1996
                                                           T. Rowe Price Equity Series, Inc.
                                                           ---------------------------------
                                                           - T. Rowe Price Equity Income Portfolio


Pruco Life of New Jersey      Pruselect III Variable       T. Rowe Price International Series, Inc.
                                                           ----------------------------------------
Variable Appreciable          Universal Life Policy        - T. Rowe Price International Stock
Account                                                      Portfolio
est. May 20, 1996


Pruco Life of New Jersey      Survivorship Variable        T. Rowe Price International Series, Inc.
                                                           ----------------------------------------
Variable Appreciable          Universal Life Policy        - T. Rowe Price International Stock
Account                                                      Portfolio
est. May 20, 1996

    IN WITNESS WHEREOF, the undersigned parties hereby amend this Schedule A in accordance with the Participation Agreement made and entered into as of the 14th day of February, 1997. This amendment shall be effective as of the 1st day of April, 2000.



COMPANY:           PRUCO LIFE INSURANCE COMPANY OF
                   NEW JERSEY

                   By its authorized officer

                   By:  /s/ Esther H. Milnes
                        ---------------------------
                   Title:   President
                           ----------------------------
                   Date:   4/3/00
                           ----------------------

FUND:              T. ROWE PRICE EQUITY SERIES, INC.

                   By its authorized officer

                   By:  /s/
                        ---------------------------
                   Title:  Vice President
                           --------------
                   Date: 3/31/00
                         -------

FUND:              T. ROWE PRICE INTERNATIONAL SERIES, INC.

                   By its authorized officer

                   By:  /s/
                        ---------------------------
                   Title:  Vice President
                           --------------
                   Date: 3/31/00
                         -------


UNDERWRITER:       T. ROWE PRICE INVESTMENT SERVICES, INC.

                   By its authorized officer

                   By:  /s/
                        ---------------------------
                   Title:  Vice President
                           --------------
                   Date: 3/31/00
                         -------